                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                      379,030.38
     Available Funds:
         Contract Payments due and received in this period                                 5,417,607.59
         Contract Payments due in prior period(s) and received in this period                522,642.88
         Contract Payments received in this period for next period                           217,113.93
         Sales, Use and Property Tax, Maintenance, Late Charges                               88,556.68
         Prepayment Amounts related to early termination in this period                    2,061,766.79
         Servicer Advance                                                                    532,818.58
         Proceeds received from recoveries on previously Defaulted Contracts                       0.00
         Transfer from Reserve Account                                                        12,576.98
         Interest earned on Collection Account                                                11,554.44
         Interest earned on Affiliated Account                                                 2,781.09
         Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                   0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                            0.00
         Amounts paid under insurance policies                                                     0.00
         Any other amounts                                                                         0.00
                                                                                          -------------
     Total Available Funds                                                                 9,246,449.34
     Less: Amounts to be Retained in Collection Account                                      527,267.14
                                                                                          -------------
     AMOUNT TO BE DISTRIBUTED                                                              8,719,182.20
                                                                                          =============
     DISTRIBUTION OF FUNDS:
         1.  To Trustee -  Fees                                                                    0.00
         2.  To Servicer, any unreimbursed Nonrecoverable Advances or
              Servicer Advances                                                              522,642.88
         3.  To Noteholders (For Servicer Report immediately following the Final
              Additional Closing Date)

                a) Class A1 Principal and Interest                                           549,716.12
                a) Class A2 Principal (distributed after A1 Note matures)
                    and Interest                                                           5,478,982.40
                a) Class A3 Principal (distributed after A2 Note matures)
                    and Interest                                                             419,826.67
                a) Class A4 Principal (distributed after A3 Note matures)
                    and Interest                                                             508,746.21
                b) Class B Principal and Interest                                            118,973.21
                c) Class C Principal and Interest                                            238,775.78
                d) Class D Principal and Interest                                            161,033.29
                e) Class E Principal and Interest                                            213,560.76

         4.  To Reserve Account for Requirement per Indenture Agreement
              Section 3.08                                                                         0.00
         5.  To Issuer - Residual  Principal and Interest and Reserve Account
              Distribution
                a) Residual Interest (Provided no Restricting or Amortization
                    Event in effect)                                                         108,105.86
                b) Residual Principal (Provided no Restricting or Amortization
                    Event in effect)                                                         197,546.91
                c) Reserve Account Distribution (Provided no Restricting or
                    Amortization Event in effect)                                             12,576.98
         6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest
              Earned and Any Other Amounts                                                   102,892.21
         7.  To Servicer, Servicing Fee and other Servicing Compensations                     85,802.92
                                                                                          -------------
     TOTAL FUNDS DISTRIBUTED                                                               8,719,182.20
                                                                                          =============
     End of Period Collection Account Balance {Includes Payments in Advance               -------------
      & Restricting Event Funds (if any)}                                                    527,267.14
                                                                                          =============
II. RESERVE ACCOUNT

Beginning Balance                                                                         $4,104,190.93
      - Add Investment Earnings                                                               12,576.98
      - Add Transfer from Certificate Account (To Satisfy Reserve Account
         Requirement)                                                                              0.00
      - Less Distribution to Certificate Account                                              12,576.98
                                                                                          -------------
End of period balance                                                                     $4,104,190.93
                                                                                          =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
 Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and
 Class E Note Balances                                                                    $4,104,190.93
                                                                                          =============

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                         Pool A                         141,890,238.91
                         Pool B                          59,460,420.74
                                                        --------------
                                                                            201,350,659.65
Class A Overdue Interest, if any                                  0.00
Class A Monthly Interest - Pool A                           819,248.27
Class A Monthly Interest - Pool B                           343,313.58

Class A Overdue Principal, if any                                 0.00
Class A Monthly Principal - Pool A                        2,862,132.96
Class A Monthly Principal - Pool B                        2,932,576.59
                                                        --------------
                                                                              5,794,709.55
Ending Principal Balance of the Class A Notes
                         Pool A                         139,028,105.95
                         Pool B                          56,527,844.15
                                                        --------------      --------------
                                                                            195,555,950.10
                                                                            ==============

--------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                    Principal Paid Per $1,000                       Ending Principal
Original Face $240,779,000                  Original Face $240,779,000                      Balance Factor
$    4.828336                               $                24.066507                            81.218026%
--------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                         Class A1                                  546,659.65
                         Class A2                               41,000,000.00
                         Class A3                               74,000,000.00
                         Class A4                               85,804,000.00
                                                                -------------
Class A Monthly Interest                                                            201,350,659.65
                         Class A1 (Actual Number Days/360)           3,056.47
                         Class A2                                  230,932.50
                         Class A3                                  419,826.67
                         Class A4                                  508,746.21
                                                                -------------
Class A Monthly Principal
                         Class A1                                  546,659.65
                         Class A2                                5,248,049.90
                         Class A3                                        0.00
                         Class A4                                        0.00
                                                                -------------
                                                                                      5,794,709.55
Ending Principal Balance of the Class A Notes
                         Class A1                                        0.00
                         Class A2                               35,751,950.10
                         Class A3                               74,000,000.00
                         Class A4                               85,804,000.00
                                                                -------------       --------------
                                                                                    195,555,950.10
                                                                                    ==============


Class A1
---------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                    Principal Paid Per $1,000                        Ending Principal
Original Face $41,000,000                   Original Face $41,000,000                        Balance Factor
$      5.632500                             $              128.001217                              87.199878%
---------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                                  Pool A                        2,418,455.66
                                  Pool B                        1,013,470.37
                                                                ------------
                                                                                    3,431,926.03

        Class B Overdue Interest, if any                                0.00
        Class B Monthly Interest - Pool A                          14,234.63
        Class B Monthly Interest - Pool B                           5,965.12
        Class B Overdue Principal, if any                               0.00
        Class B Monthly Principal - Pool A                         48,786.36
        Class B Monthly Principal - Pool B                         49,987.10
                                                                ------------
                                                                                       98,773.46
        Ending Principal Balance of the Class B Notes
                                  Pool A                        2,369,669.30
                                  Pool B                          963,483.27
                                                                ------------        ------------
                                                                                    3,333,152.57
                                                                                    ============


        ---------------------------------------------------------------------------------------------------
        Interest Paid Per $1,000            Principal Paid Per $1,000              Ending Principal
        Original Face $4,104,000            Original Face $4,104,000               Balance Factor
        $      4.921966                     $               24.067607                    81.217168%
        ---------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                                  Pool A                        4,836,911.31
                                  Pool B                        2,026,940.73
                                                                ------------
                                                                                    6,863,852.04

        Class C Overdue Interest, if any                                0.00
        Class C Monthly Interest - Pool A                          29,053.71
        Class C Monthly Interest - Pool B                          12,175.16
        Class C Overdue Principal, if any                               0.00
        Class C Monthly Principal - Pool A                         97,572.71
        Class C Monthly Principal - Pool B                         99,974.20
                                                                ------------
                                                                                      197,546.91
        Ending Principal Balance of the Class C Notes
                                  Pool A                        4,739,338.60
                                  Pool B                        1,926,966.53
                                                                ------------        ------------
                                                                                    6,666,305.13
                                                                                    ============


        ----------------------------------------------------------------------------------------------------
        Interest Paid Per $1,000            Principal Paid Per $1,000               Ending Principal
        Original Face $8,208,000            Original Face $8,208,000                Balance Factor
        $      5.023010                     $               24.067606                     81.217168%
        ----------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                                   Pool A                       3,224,607.54
                                   Pool B                       1,351,293.82
                                                                ------------
                                                                                    4,575,901.36
       Class D Overdue Interest, if any                                 0.00
       Class D Monthly Interest - Pool A                           20,672.42
       Class D Monthly Interest - Pool B                            8,662.92
       Class D Overdue Principal, if any                                0.00
       Class D Monthly Principal - Pool A                          65,048.48
       Class D Monthly Principal - Pool B                          66,649.47
                                                                ------------
                                                                                      131,697.95
       Ending Principal Balance of the Class D Notes
                                   Pool A                       3,159,559.06
                                   Pool B                       1,284,644.35
                                                                ------------        ------------
                                                                                    4,444,203.41
                                                                                    ============


       ---------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000              Principal Paid Per $1,000           Ending Principal
       Original Face $5,472,000              Original Face $5,472,000            Balance Factor
       $     5.360990                        $               24.067608                 81.217168%
       ---------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E Notes
                                   Pool A                       4,030,759.42
                                   Pool B                       1,689,117.28
                                                                ------------
                                                                                    5,719,876.70

       Class E Overdue Interest, if any                                 0.00
       Class E Monthly Interest - Pool A                           34,486.51
       Class E Monthly Interest - Pool B                           14,451.81
       Class E Overdue Principal, if any                                0.00
       Class E Monthly Principal - Pool A                          81,310.60
       Class E Monthly Principal - Pool B                          83,311.84
                                                                ------------
                                                                                      164,622.44
       Ending Principal Balance of the Class E Notes
                                   Pool A                       3,949,448.82
                                   Pool B                       1,605,805.44
                                                                ------------
                                                                                    ------------
                                                                                    5,555,254.26
                                                                                    ============

       -----------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000              Principal Paid Per $1,000             Ending Principal
       Original Face $6,840,000              Original Face $6,840,000              Balance Factor
       $     7.154725                        $               24.067608                   81.217168%
       -----------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                                   Pool A                       4,838,091.25
                                   Pool B                       2,027,489.69
                                                                ------------
                                                                                    6,865,580.94
       Residual Interest - Pool A                                  86,699.00
       Residual Interest - Pool B                                  21,406.86
       Residual Principal - Pool A                                 97,572.71
       Residual Principal - Pool B                                 99,974.20
                                                                ------------
                                                                                      197,546.91
       Ending Residual Principal Balance
                                   Pool A                       4,740,518.54
                                   Pool B                       1,927,515.49
                                                                ------------
                                                                                    ------------
                                                                                    6,668,034.03
                                                                                    ============
X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                               85,802.92
        - Servicer Advances reimbursement                                             522,642.88
        - Tax, Maintenance, Late Charges, Bank
           Interest and other amounts                                                 102,892.21
                                                                                    ------------
       Total amounts due to Servicer                                                  711,338.01
                                                                                    ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                 161,239,064.07

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                    0.00

  Decline in Aggregate Discounted Contract Balance                                                                3,252,423.81

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              --------------
     ending of the related Collection Period                                                                    157,986,640.26
                                                                                                                ==============


  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments and Servicer Advances                            2,675,910.29

      - Principal portion of Prepayment Amounts                                                   576,513.52

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                     0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                          0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                   0.00

                                                                                                ------------
                      Total Decline in Aggregate Discounted Contract Balance                    3,252,423.81
                                                                                                ============


POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                  67,568,732.62

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                    0.00

  Decline in Aggregate Discounted Contract Balance                                                                3,332,473.41

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
     ending of the related Collection Period                                                                      64,236,259.21
                                                                                                                 ==============




  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments and Servicer Advances                            1,860,297.61

      - Principal portion of Prepayment Amounts                                                 1,472,175.80

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                     0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                          0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                   0.00

                                                                                                ------------
                      Total Decline in Aggregate Discounted Contract Balance                    3,332,473.41
                                                                                                ============

                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               222,222,899.47
                                                                                                                ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                         Predecessor
                                                         Discounted                  Predecessor        Discounted
         Lease #       Lessee Name                       Present Value               Lease #            Present Value
         ---------------------------------------------   -------------------------   ----------------   ---------------------------
                       NONE











                                                         -------------------------                      ---------------------------
                                              Totals:                       $0.00                                            $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $186,735,373.96
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES                       NO    X
                                                                              --------                  -------


         POOL B                                                                                         Predecessor
                                                         Discounted                  Predecessor        Discounted
         Lease #       Lessee Name                       Present Value               Lease #            Present Value
         ---------------------------------------------   -------------------------   ----------------   ---------------------------
                       NONE











                                                         -------------------------                      ---------------------------
                                              Totals:                       $0.00                                            $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                           $86,877,354.94
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
             AGENCY APPROVES)                                                                                                  0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
          THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
          HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES                       NO   X
                                                                              --------                  ------

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                        Predecessor
                                                         Discounted                  Predecessor        Discounted
         Lease #       Lessee Name                       Present Value               Lease #            Present Value
         ---------------------------------------------   -------------------------   ----------------   ---------------------------
         1528-004      U.S. Neurological, Inc.                      $  194,560.17    2042-202                        $  981,403.44
         2826-001      Newark Health Imaging, L.L.C.                $  789,368.50
         2875-008      MRI of River North, INC. et al               $  735,842.45    2314-004                        $  707,303.41








                                                         -------------------------                      ---------------------------
                                              Totals:               $1,719,771.12                                    $1,688,706.85

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               1,688,706.85
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $186,735,373.96
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES                       NO   X
                                                                              -------                   ------

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                  Predecessor
                                                         Discounted                  Predecessor        Discounted
         Lease #       Lessee Name                       Present Value               Lease #            Present Value
         ---------------------------------------------   -------------------------   ----------------   ---------------------------
                       NONE











                                                         -------------------------                      ---------------------------
                                              Totals:                       $0.00                                            $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
          THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
          HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES                       NO   X
                                                                              --------                  ------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
         This Month                           4,286,420.41           This Month                        222,222,899.47
         1 Month Prior                        5,016,742.23           1 Month Prior                     228,807,796.69
         2 Months Prior                       1,885,950.91           2 Months Prior                    234,025,047.68

         Total                               11,189,113.55           Total                             685,055,743.84

         a) 3 MONTH AVERAGE                   3,729,704.52           b) 3 MONTH AVERAGE                228,351,914.61

         c) a/b                                      1.63%

2.       Does a Delinquency Condition Exist (1c > 6%)?                               Yes                        No      X
                                                                                         -----------               -----------
3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                       Yes                        No      X
                                                                                         -----------               -----------
         B. An Indenture Event of Default has occurred and is then continuing?       Yes                        No      X
                                                                                         -----------               -----------

4.       Has a Servicer Event of Default occurred?                                   Yes                        No      X
                                                                                         -----------               -----------

5.       Amortization Event Check

         A. Is 1c  > 8%?                                                             Yes                        No      X
                                                                                         -----------               -----------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                    Yes                        No      X
                                                                                         -----------               -----------
         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes                        No      X
                                                                                         -----------               -----------


6.       Aggregate Discounted Contract Balance at Closing Date                       Balance  $273,612,728.90
                                                                                              ---------------

         DELINQUENT LEASE SUMMARY

               Days Past Due       Current Pool Balance       # Leases
               -------------       --------------------       --------
                  31 - 60             13,028,111.89              46
                  61 - 90              4,001,791.31              33
                 91 - 180              4,286,420.41              15



         Approved By:
         Matthew E. Goldenberg
         Assistant Treasurer